SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2004

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200A Executive Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (631) 586-5200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits:

99.1	Press Release, dated May 5, 2004 announcing C-5 contract award.

99.2	Press Release, dated May 5, 2004 announcing March 31, 2004 financial results.

Item 9.    Regulation FD Disclosure

On May 5, 2004, CPI Aerostructures, Inc. issued a press release announcing its C-5 contract award. The press release is included as Exhibit 99.1 hereto.

Item 12.    Results of Operations and Financial Condition.

On May 5, 2004, CPI Aerostructures, Inc. issued a press release discussing its financial results for the first quarter ended March 31, 2004. The press release is included as Exhibit 99.2 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2004	CPI AEROSTRUCTURES, INC.
	By:	/s/ Edward J. Fred
Edward J. Fred Chief Executive Officer